Exhibit 99.1

Quantum Computing Inc. Closes Acquisition of QPhoton

▪	The combination of QPhoton QPS and QCI’s Qatalyst software represents a major milestone in the quantum computing industry.
▪	The acquisition enables QCI to launch ready-to-run, full-stack quantum systems and extend its solutions in key markets such as supply chain and portfolio optimization, fraud detection, underwriting and government defense and security projects.
▪	The technology operates seamlessly alongside today’s classical technology.

LEESBURG, VA. – June 16, 2022 – Quantum Computing Inc. (“QCI” or the “Company”) (NASDAQ: QUBT) a leader in accessible quantum computing, today announced the successful completion of its previously announced merger agreement to acquire QPhoton, Inc., a quantum photonics innovation company that has developed a quantum photonic system (QPS). The closing of this transaction will enable QCI to deliver the first ready-to-run, broadly accessible and affordable full-stack QPS that can be used by non-quantum experts, anywhere, for real-world business applications. QCI expects to release initial quantum solutions leveraging QPhoton‘s QPS in Q4 2022.

As a result of the transaction, QPhoton becomes a wholly-owned subsidiary of QCI. Dr. Yuping Huang, CEO of QPhoton, the Gallagher associate professor of physics and director of the Center for Quantum Science and Engineering at Stevens Institute of Technology, joins QCI as Chief Quantum Officer as well as a director. QCI will issue aggregate merger consideration consisting of: 5,802,206 shares of QCI’s common stock, 3,079,864 series B Preferred shares, convertible into 23,770,280 shares of common stock to QPhoton’s stockholders (subject to receipt of the approval of QCI’s stockholders), and warrants exercisable, at a purchase price of $0.0001 per share, to purchase up to 7,028,337 shares of common stock (subject to receipt of the approval of QCI’s stockholders).

“This acquisition represents a significant event in the quantum computing industry and is a major milestone for QCI and its shareholders. I could not be more proud of the QCI/QPhoton team coming together to transform QCI into a full-stack quantum computing company,” said Robert Liscouski, CEO of QCI. “This acquisition represents a significant leap forward in real-world usability in the quantum computing space. Currently, quantum computing approaches are extremely expensive, cumbersome and require highly complex software coding for each specific problem set. This restrictive environment dramatically limits the affordability and accessibility of quantum computing value to only an elite, highly funded and highly trained quantum workforce. With this acquisition, QCI will be a provider of full-stack quantum software and hardware solutions, delivering value and results for non-quantum experts – truly democratizing quantum computing. We are excited that Dr. Huang and his quantum team are joining QCI and that they will deliver the most advanced quantum technology to accelerate the value of quantum computing to the business world today.”

QCI’s Qatalyst™ is the only quantum ready-to-run computational software that eliminates the need for complex quantum programming. QPhoton’s QPS operates at room temperature and maintains stability in a variety of tech environments. The blending of Qatalyst and QPhoton will dramatically expand QCI’s addressable market by empowering a broader set of non-quantum users to access the power of quantum by significantly reducing cost and complexity.

“QPhoton is proud to innovate along with QCI to offer the most powerful, user-friendly and cost-effective quantum solutions on the market,” said Dr. Huang. “We intend to deliver powerful quantum solutions for complex, business-critical problems that challenge several areas of industry today, such as logistics and supply chain, fraud detection, biomedical imaging, drug clinical trials, data security and more.”

Qatalyst will continue to be a vendor-neutral software, supporting a variety of quantum computing platforms including D-Wave, IonQ, Oxford Quantum Circuits, Rigetti, and QPhoton, among others.

To learn more about QCI and how Qatalyst can deliver results for your business today, go to www.quantumcomputinginc.com.

About Quantum Computing Inc.

Quantum Computing Inc. (QCI) (NASDAQ: QUBT) is a full-spectrum quantum software and hardware company on a mission to accelerate the value of quantum computing for real-world business solutions. The company recently acquired QPhoton, a quantum photonics innovation company that has developed a series of quantum photonic systems (QPS). The combination of QCI’s flagship ready-to-run software product, Qatalyst, with QPhoton’s QPS, sets QCI on a path to delivering a broadly accessible and affordable full-stack quantum solution that can be used by non-quantum experts, anywhere, for real-world industry applications. QCI’s expert team in finance, computing, security, mathematics and physics has over a century of experience with complex technologies; from leading edge supercomputing, to precision sensors and imaging technology, to the security that protects nations. For more information about QCI, visit www.quantumcomputinginc.com.

About QPhoton
QPhoton is a quantum photonics innovation company. It is developing and commercializing powerful quantum nanophotonic technology and systems in order to transform critical areas of industry, including healthcare, cybersecurity, finance, environment, and computer vision. QPhoton maintains a growing and diverse portfolio of patented nanophotonic and quantum technology, covering quantum sensing, imaging, information privacy, authentication, data analytics, and quantum photonic computing.

Important Cautions Regarding Forward-Looking Statements
This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. By their nature, forward-looking statements and forecasts involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the near future. Those statements include statements regarding the intent, belief or current expectations of Quantum Computing Inc. (the “Company”), and members of its management as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements.

Statements in this press release that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this press release that are not statements of historical fact may be considered to be forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “intends,” “goal,” “objective,” “seek,” “attempt,” “aim to,” or variations of these or similar words, identify forward-looking statements. Such statements include statements regarding the Company’s ability to consummate its planned acquisition of QPhoton, the anticipated benefits of such acquisition, and the Company’s ability to successfully develop, market and sell its products. Factors that could cause actual results to differ materially from those in the forward-looking statements contained in this press release include, but are not limited to, the parties’ potential inability to consummate the proposed transaction, including as a result of a failure to satisfy closing conditions to the proposed transactions; risks that QPhoton will not be integrated successfully; failure to realize anticipated benefits of the combined operations; potential litigation relating to the proposed transaction and disruptions from the proposed transaction that could harm the Company’s or QPhoton’s business; ability to retain key personnel; the potential impact of announcement or consummation of the proposed transaction on relationships with third parties, including customers, employees and competitors; conditions in the capital markets; and those risks described in Item 1A in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed conditions.

Qatalyst™ is the trademark of Quantum Computing Inc. All other trademarks are the property of their respective owners.

Company Contact:
Robert Liscouski, CEO
Quantum Computing, Inc.
+1 (703) 436-2161
Email Contact

Investor Relations Contact:
Ron Both or Grant Stude
CMA Investor Relations
+1 (949) 432-7566
Email Contact

Media Relations Contact:
Seth Menacker
Fusion Public Relations
+1 (201) 638-7561
qci@fusionpr.com